UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2023

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 NE Argyle Street, Unit D

Portland, Oregon 97211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation

On May 3, the Registrant filed with the Nevada Secretary of State a Certificate of Change Pursuant to NRS 78.209. The Certificate of Change provides that at 6:00 P.M. on May 12, 2023 a one-for-twenty reverse split of the outstanding common stock as well as a 95% reduction in the number of authorized shares of common stock will be effective. The Certificate of Amendment also decreases the number of authorized shares of Common Stock from 35,000,000 to 1,750,000. No fractional shares will be issued in connection with the reverse stock split; any fractional shares that result from the reverse split will be rounded up to the nearest whole share.

The Common Stock will begin trading on a reverse stock split-adjusted basis on the Nasdaq Capital Market when the market opens on May 15, 2023. The trading symbol for the Common Stock will remain “EAST.” The Common Stock was assigned a new CUSIP number (277802401) following the reverse stock split.

The Company will adjust the number of shares available for future grant under its equity incentive plan and will also adjust the number of outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued to reflect the effects of the reverse stock split.

Item 7.01 Regulation FD Disclosures.

On May 9, 2023, the Company issued a press release announcing the anticipated completion of the reverse stock split. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

3-a	Certificate of Change Pursuant to NRS 78.209 – filed May 3, 2023
99.1	Press Release date May 9, 2023
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer